                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            ITLA CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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   (4) Date Filed:

                                  [ITLA LOGO]

                            ITLA CAPITAL CORPORATION
                         888 PROSPECT STREET, SUITE 110
                           LA JOLLA, CALIFORNIA 92037
                                 (858) 551-0511

                            ------------------------

                                 June 29, 2001
Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of ITLA Capital Corporation, we cordially invite you to attend the Annual Meeting of Shareholders of ITLA Capital. The meeting will be held at 2:00 p.m., California time, on July 31, 2001 at the Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California.

     An important aspect of the meeting is the shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process. Shareholders are being asked to consider and vote upon (i) the election of two directors of ITLA Capital, (ii) an amendment to ITLA Capital's 1995 Employee Stock Incentive Plan to increase the number of shares authorized for award under the plan by 311,500 (representing 4.99% of the outstanding shares of common stock as of June 27, 2001), and (iii) the ratification of the appointment of Arthur Andersen LLP as ITLA Capital's independent auditors for the fiscal year ending December 31, 2001. Your Board of Directors unanimously recommends that you vote FOR both of the Board's nominees for election as directors, FOR approval of the amendment to the Employee Stock Incentive Plan and FOR ratification of the appointment of Arthur Andersen LLP as ITLA Capital's independent auditors for the fiscal year ending December 31, 2001.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save ITLA Capital additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Thank you for your attention to this important matter.

                                   Very truly yours,

                                   /s/ GEORGE W. HALIGOWSKI
                                   George W. Haligowski
                                   Chairman of the Board, President and
                                   Chief Executive Officer

                                  [ITLA LOGO]

                            ITLA CAPITAL CORPORATION
                         888 PROSPECT STREET, SUITE 110
                           LA JOLLA, CALIFORNIA 92037
                                 (858) 551-0511
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 31, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of ITLA Capital Corporation ("ITLA Capital") will be held at the Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California, on July 31, 2001 at 2:00 p.m., California time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1. The election of two (2) directors of ITLA Capital;

          2. The amendment of ITLA Capital's 1995 Employee Stock Incentive Plan to increase the number of shares of common stock authorized for awards thereunder by 311,500 shares (representing 4.99% of the outstanding shares of common stock as of June 27, 2001);

          3. The ratification of the appointment of Arthur Andersen LLP as independent auditors for ITLA Capital for the fiscal year ending December 31, 2001; and

such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Shareholders of record at the close of business on June 27, 2001 are the shareholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders at the offices of ITLA Capital during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          /s/ GEORGE W. HALIGOWSKI
                                          George W. Haligowski
                                          Chairman of the Board, President and
                                          Chief Executive Officer
La Jolla, California
June 29, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ITLA CAPITAL THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                            ITLA CAPITAL CORPORATION
                         888 PROSPECT STREET, SUITE 110
                           LA JOLLA, CALIFORNIA 92037
                                 (858) 551-0511

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2001

                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of ITLA Capital Corporation ("ITLA Capital"), of proxies to be used at the Annual Meeting of Shareholders of ITLA Capital (the "Meeting"), and all adjournments or postponements of the Meeting. The Meeting will be held at the Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California, on July 31, 2001 at 2:00 p.m., California time. The accompanying Notice of Annual Meeting of Shareholders and form of proxy and this Proxy Statement are first being mailed to shareholders on or about June 29, 2001. Certain of the information provided herein relates to Imperial Capital Bank, formerly known as Imperial Thrift and Loan Association, a wholly owned subsidiary of ITLA Capital.

     At the Meeting, shareholders of ITLA Capital are being asked to consider and vote upon (i) the election of two directors of ITLA Capital; (ii) an amendment to ITLA Capital's 1995 Employee Stock Incentive Plan (the "Employee Stock Incentive Plan") to increase the number of shares of ITLA Capital's common stock, par value $.01 per share ("Common Stock") authorized for awards thereunder by 311,500 (representing 4.99% of the outstanding shares of common stock as of June 27, 2001); and (iii) the ratification of the appointment of Arthur Andersen LLP as ITLA Capital's independent auditors for the fiscal year ending December 31, 2001.

VOTING RIGHTS AND PROXY INFORMATION

     All shares of Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "FOR" the election of both nominees named in this Proxy Statement, "FOR" the approval of the amendment to the Employee Stock Incentive Plan and "FOR" the ratification of the appointment of Arthur Andersen LLP. ITLA Capital does not know of any matters, other than as described in the Notice of Annual Meeting of Shareholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the shareholder, will have the discretion to vote on such matters in accordance with its best judgment.

     Directors will be elected by a plurality of the votes cast. The approval of the amendment to the Employee Stock Incentive Plan and ratification of the appointment of Arthur Andersen LLP as the ITLA Capital's auditors each requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, shareholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposals to approve the amendment to the Employee Stock Incentive Plan and to ratify the appointment of the independent auditors, shareholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each of these proposals. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of ITLA Capital a subsequent proxy relating to the same shares prior to the exercise of such proxy; (ii) filing with the Secretary of ITLA Capital at or before the Meeting a written notice of revocation bearing a later date than the proxy; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Anthony A. Rusnak, Esq., Secretary of ITLA Capital, at ITLA Capital Corporation, 888 Prospect Street, Suite 110, La Jolla, California 92037.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of June 25, 2001, the latest practicable date prior to the printing of this proxy statement, ITLA Capital had 6,242,413 shares of Common Stock outstanding. Shareholders of record as of the close of business on June 27, 2001 will be entitled to one vote for each share then held.

     The following table sets forth, as of June 25, 2001, certain information as to (i) those persons who were known by management to be beneficial owners of more than five percent of ITLA Capital Common Stock outstanding; (ii) the shares of Common Stock beneficially owned by the executive officers named below; and
(iii) the shares of Common Stock beneficially owned by all executive officers and directors of ITLA Capital as a group. For information regarding share ownership by directors individually, see "Proposal I -- Election of Directors." The address of each person named in the table, except where otherwise indicated, is the same address as ITLA Capital. An asterisk denotes beneficial ownership of less than one percent.

                                                                 SHARES       PERCENT
                                                              BENEFICIALLY      OF
                      BENEFICIAL OWNER                           OWNED         CLASS
                      ----------------                        ------------    -------
Franklin Mutual Advisers, LLC...............................    689,000(1)     11.04%
  51 John F. Kennedy Parkway
  Short Hills, New Jersey 07078
Thomson Horstmann & Bryant, Inc.............................    614,900(2)      9.85%
  Park 80 West, Plaza Two
  Saddle Brook, New Jersey 07663
Dimensional Fund Advisors...................................    559,800(3)      8.97%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Wellington Management Company, LLP..........................    534,700(4)      8.57%
  75 State Street
  Boston, Massachusetts 02109
T. Rowe Price Associates, Inc. .............................    508,550(5)      8.15%
  100 E. Pratt Street
  Baltimore, Maryland 21202
Dalton, Greiner, Hartman, Maher & Co. ......................    475,700(6)      7.62%
  565 Fifth Avenue, Suite 2101
  New York, New York 10017
Friedman, Billings, Ramsey Group, Inc. .....................    434,370(7)      6.96%
  1001 19th Street North
  Arlington, Virginia 22209
George W. Haligowski, Chairman of the Board, President and
  Chief Executive Officer...................................    501,066(8)      7.59%
Norval L. Bruce, Vice Chairman and Chief Credit Officer.....    112,834(8)      1.78%
Timothy M. Doyle, Managing Director and Chief Financial
  Officer...................................................     70,718(8)      1.12%
Steven C. Romelt, Senior Vice President and Chief Lending
  Officer of Imperial Capital Bank..........................     66,102(8)      1.05%
Scott A. Wallace, Deputy Managing Director and Chief
  Accounting Officer........................................     14,000(8)         *

                                                                 SHARES       PERCENT
                                                              BENEFICIALLY      OF
                      BENEFICIAL OWNER                           OWNED         CLASS
                      ----------------                        ------------    -------
Michael A. Sicuro, Former Managing Director and Chief
  Financial Officer.........................................         --(9)        --
All directors and executive officers as a group (14
  persons)..................................................    838,320(10)    12.20%

---------------
 (1) As reported by Franklin Mutual Advisers, LLC ("Franklin") on a Schedule 13G/A filed on January 18, 2000 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Franklin reported sole voting and dispositive powers as to all 689,000 shares covered by the report.

 (2) As reported by Thomson Horstmann & Bryant, Inc. ("Thomson") on a Schedule 13G filed on February 7, 2001 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Thomson reported sole voting power as to 260,000 shares, sole dispositive power as to 614,900 shares, and shared voting and dispositive power as to none of the 614,900 shares covered by the report.

 (3) As reported by Dimensional Fund Advisors ("Dimensional") on a Schedule 13G dated on February 6, 2001 and filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Dimensional reported sole voting and dispositive powers as to all 559,800 shares covered by the report.

 (4) As reported by Wellington Management Company, LLP ("Wellington") on a
     Schedule 13G/A filed on February 13, 2001 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Wellington reported sole voting and dispositive powers as to no shares, shared voting power as to 504,700 shares, and shared dispositive power as to 534,700 of the 534,700 shares covered by the report.

 (5) As reported by T. Rowe Price Associates, Inc. ("Price Associates") on a
     Schedule 13G filed on February 7, 2001 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Price Associates reported sole voting power as to 192,300 shares, sole dispositive power as to 508,550 shares, and shared voting and dispositive power as none of the 508,550 shares covered by the report.

 (6) As reported by Dalton, Greiner, Hartman, Maher & Co. ("Dalton") on a
     Schedule 13G filed on February 5, 2001 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Dalton reported sole voting and dispositive powers as to all 475,700 of the shares covered by the report.

 (7) As reported by Friedman, Billings, Ramsey Group, Inc. ("FBR") on a Schedule 13G/A filed on February 15, 2001 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. FBR reported sole voting and dispositive powers as to all 434,370 shares covered by the report.

 (8) Includes 356,666, 86,667, 51,667, 46,667 and 14,000 shares underlying stock options which are currently exercisable or which will become exercisable within 60 days of June 25, 2001, held by Messrs. Haligowski, Bruce, Doyle, Romelt and Wallace, respectively.

 (9) Mr. Sicuro resigned from ITLA Capital effective May 5, 2000.

(10) Includes shares held directly, as well as an aggregate of 627,668 which are subject to stock options granted under ITLA Capital's stock option plans which are currently exercisable or which will become exercisable within 60 days of June 25, 2001, vested shares held by the Executive Retirement Plan and shares held in retirement accounts or certain members of the named individual's families or corporations for an individual is an officer or director or held by trust of which an individual is trustee or a substantial beneficiary, over which shares the individual may be deemed to have sole or shared voting and/or dispositive power.

                      PROPOSAL I -- ELECTION OF DIRECTORS

     ITLA Capital's Board of Directors is comprised of six members. One-third of the directors are elected annually. Directors of ITLA Capital are generally elected to serve for three-year terms or until their respective successors have been elected and qualified.

     The table below sets forth certain information regarding the composition of ITLA Capital's Board of Directors, including the directors' terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reasons why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected. An asterisk denotes beneficial ownership of less than one percent.

                                                                                            SHARES OF
                                                                                           COMMON STOCK
                                                                                 TERM      BENEFICIALLY     PERCENT
                                                  POSITIONS HELD     DIRECTOR     TO         OWNED AT         OF
                NAME                   AGE(1)     IN ITLA CAPITAL     SINCE     EXPIRE   JUNE 25, 2001(2)    CLASS
                ----                   ------     ---------------    --------   ------   ----------------   -------
NOMINEES
Sandor X. Mayuga.....................    52     Director               1996      2004         10,800            *
Robert R. Reed.......................    63     Director               1996      2004         10,200            *

DIRECTORS CONTINUING IN OFFICE
George W. Haligowski.................    46     Chairman of the        1996      2002        501,066         7.59%
                                                Board, President
                                                and Chief Executive
                                                Officer
Hirotaka Oribe.......................    66     Director               1996      2002         10,200            *
Norval L. Bruce......................    59     Vice Chairman of       1997      2003        112,834         1.78%
                                                the Board and Chief
                                                Credit Officer
Jeffrey L. Lipscomb..................    47     Director               1996      2003         10,400            *

---------------
(1) As of June 25, 2001.

(2) Includes shares held directly, shares held in retirement accounts or by certain members of the named individuals' families or corporations for which an individual is an officer or director or held by trust of which an individual is trustee or a substantial beneficiary, over which shares the individual may be deemed to have sole or shared voting and/or investment power. Includes for Messrs. Mayuga, Reed, Haligowski, Oribe, Bruce and Lipscomb, respectively, 10,000 shares, 10,000 shares, 356,667 shares, 10,000 shares, 86,667 shares and 10,000 shares, which are subject to currently exercisable options and options exercisable within 60 days of June 25, 2001, under ITLA Capital's stock option plans.

     The business experience of each of the directors of ITLA Capital for at least the past five years is as follows:

     Sandor X. Mayuga, age 52, is a member of the State Bar of California, and has been a member of the law firm of Tisdale & Nicholson since 1994. He conducted his own law practice from 1983 to 1994 and was a partner in the Financial Institutions Department of Finley, Kumble, Wagner, Heine, Underberg, Manly & Casey, a New York-based national law firm, from 1980 to 1983. Previously, he served as Assistant General Counsel of Hunt-Wesson Foods, Inc., a subsidiary of Norton Simon, Inc., and was associated with two large regional law firms in Los Angeles County. Since 1980, Mr. Mayuga's practice has focused on the representation of financial institutions and other finance-related businesses in corporate, transactional and regulatory matters.

     Robert R. Reed, age 64, is retired from Household International where he was employed in various positions from 1960 to 1992. Mr. Reed served as Vice President of Household Bank from 1980 to 1992.

Mr. Reed was previously employed in management positions with Household Financial Corporation from 1962 to 1980.

     George W. Haligowski, age 46, has served as ITLA Capital's Chairman of the Board, President and Chief Executive Officer since inception. He has also served as Imperial Capital Bank's Chairman of the Board and Chief Executive Officer since 1992, and was Imperial Capital Bank's President from 1992 to October 1997. In 2000, he was reinstated as President of Imperial Capital Bank. From 1990 to 1993, he also actively served as President, Chief Executive Officer and Principal of Halivest International, Ltd., an international finance and asset management company. He was previously employed as a Vice President by Shearson Lehman Hutton (1988 to 1990) and Prudential-Bache Securities (1983 to 1988), and by Avco Financial Services as Regional Director of its Japanese branch operations (1976 to 1981), as Training Coordinator for Avco Thrift and Loan
(1976) and as a Branch Manager (1974 to 1976).

     Hirotaka Oribe, age 66, is a licensed architect with international experience in real estate development and urban planning. Since 1993, Mr. Oribe has served as an advisor to Kajima Development Resources, Inc. From 1979 to 1993, Mr. Oribe was Executive Vice President, Chief Operating Officer and a Director of Kajima Development Corporation, a firm engaged in development and construction of single-family and multi-family housing, office buildings and retail space, and land development. Mr. Oribe previously held other positions with affiliates of Kajima Corporation of Japan from 1973 to 1979 and was a practicing architect from 1962 to 1973.

     Norval L. Bruce, age 59, has served as the Vice Chairman and Chief Credit Officer for ITLA Capital and Imperial Capital Bank since June 1999. He was previously President and Chief Operating Officer of Imperial Capital Bank from October 1997 to June 1999, and previously was the Executive Vice President and Chief Credit Officer of Imperial Capital Bank from 1990 to October 1997. Mr. Bruce is also a director of Imperial Capital Bank. From 1988 to 1989, he served as Executive Vice President and Chief Credit Officer of Security Pacific Bank, Nevada. He was previously employed by Security Pacific Bank from 1965 to 1988 in a variety of positions in which he was responsible for both loan origination and credit quality.

     Jeffrey L. Lipscomb, age 47, is an Investment Advisory Associate with AXA Advisors and was formerly a Registered Principal and Assistant Manager of the San Diego office of Equitable Financial Companies since 1986, handling corporate group benefits and personal financial planning and also was with Kidder Peabody from 1983 to 1986.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     Meetings of the Board of Directors of ITLA Capital are generally held as required. During fiscal 2000, the Board of Directors held seven meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors of ITLA Capital held during 2000 and the total number of meetings held by all Board committees on which the director served during 2000. The Board of Directors of ITLA Capital has standing Executive, Audit and Compensation Committees, the function and composition of which are set forth below.

     ITLA Capital's Board of Directors acts as the nominating committee that nominates officers and directors for election as well as nominees to fill any vacancies which may exist on the Board. The Board will consider nominees recommended by others; however, it has not actively solicited nominations or established any procedures for this purpose.

     Pursuant to ITLA Capital's bylaws, nominations for election as directors by shareholders must be made in writing and delivered to the Secretary of ITLA Capital at least 90 days prior to the annual meeting date. If, however, the date of the meeting is first publicly disclosed less than 100 days prior to the date of the meeting, nominations must be received by ITLA Capital not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed to shareholders or the day on which public disclosure of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in ITLA Capital's bylaws.

     Executive Committee. The primary responsibilities of the Executive Committee are to advise ITLA Capital's management on matters when the full Board of Directors is unavailable or to conduct business as specifically designated by the full Board. The current members of the Executive Committee are Messrs. Haligowski, Oribe and Bruce. The Executive Committee held 12 meetings in fiscal 2000.

     Audit Committee. The primary responsibilities of the Audit Committee are to recommend to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of ITLA Capital's books and records; to review with such accounting firm the scope and results of the annual audit; to review the performance by such independent accountants of professional services in addition to those which are audit related; and to consult with the internal and independent auditors with regard to the adequacy of ITLA Capital's system of internal controls. The members of the Audit Committee are Messrs. Mayuga, Lipscomb and Reed. The Audit Committee held four meetings in fiscal 2000. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

     Compensation Committee. The primary responsibilities of the Compensation Committee are to establish and review the compensation, both direct and indirect, to be paid to ITLA Capital's executive officers and other members of management; to review and submit to the Board of Directors its recommendations with respect to executive compensation plans; to establish and review periodically ITLA Capital's policies relating to executive perquisites; and to oversee ITLA Capital's employee benefit plans. The members of the Compensation Committee are Messrs. Lipscomb and Oribe. The Compensation Committee met once in fiscal 2000.

AUDIT COMMITTEE MATTERS

     Audit Committee Report. The Audit Committee of the Board of Directors of ITLA Capital has issued the following report with respect to the audited financial statements of ITLA Capital for the fiscal year ended December 31, 2000:

     - The Audit Committee has reviewed and discussed with ITLA Capital's management ITLA Capital's fiscal 2000 audited financial statements;

     - The Audit Committee has discussed with ITLA Capital's independent auditors (Arthur Andersen LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

     - The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from ITLA Capital and its related entities) and has discussed with the auditors their independence from ITLA Capital; and

     - Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ITLA Capital's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     Submitted by the Audit Committee of the Board of Directors of ITLA Capital:

Sandor X. Mayuga                Jeffrey L. Lipscomb               Robert R. Reed

     Independence. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

     Audit Committee Charter. ITLA Capital has adopted a written audit committee charter. A copy of the charter is attached to this proxy statement as Appendix A.

DIRECTOR COMPENSATION

     Directors Fees. Each non-employee director was paid a monthly fee during 2000 of $1,800 for serving on ITLA Capital's Board of Directors. In addition, each non-employee director was paid $500 for each Board or committee meeting attended for service on such committee.

     Voluntary Retainer Stock and Deferred Compensation Plan. In 1996, ITLA Capital adopted the Voluntary Retainer Stock and Deferred Compensation Plan for Outside Directors (the "Outside Director Plan"). The Outside Director Plan provides for the deferral of compensation earned by non-employee directors in the form of stock units ("Stock Units") in a stock unit account ("Stock Unit Account"). Directors may elect to have up to 100% of their fees converted into stock units.

     For dividends paid with respect to ITLA Capital's Common Stock, each non-employee director has credited to his Stock Unit Account an additional number of Stock Units in an amount determined under the Outside Director Plan. Each non-employee director's Stock Unit Account will be settled by delivering to the non-employee director (or his beneficiary) the number of shares of ITLA Capital Common Stock equal to the number of whole Stock Units then credited to the non-employee director's Stock Unit Account, in either (i) a lump sum or (ii) substantially equal annual installments over a period not to exceed ten years.

     The Director Stock Option Plan. ITLA Capital has a Director Stock Option Plan pursuant to which directors are eligible to receive options to purchase Common Stock. The purpose of the Director Stock Option Plan is to enable ITLA Capital to attract, retain and motivate directors and further align their interests with those of ITLA Capital shareholders.

     Grants to non-employee directors are made by the Board of Directors pursuant to a predetermined formula. Stock options to purchase 5,000 shares of Common Stock are automatically granted to non-employee directors upon their initial election to the Board of Directors, and options to purchase an additional 1,000 shares are granted annually, for the subsequent five years thereafter, provided such individuals continue to serve as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2000, the Compensation Committee was comprised of Messrs. Lipscomb and Oribe.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation of the Chief Executive Officer and the other highest earning executive officers of ITLA Capital with salary and bonus greater than $100,000 for the year ended December 31, 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                   --------------------
                                      ANNUAL COMPENSATION                    RESTRICTED       ALL
                                  ----------------------------                 STOCK         OTHER
                                          SALARY       BONUS       OPTIONS     AWARDS     COMPENSATION
  NAME AND PRINCIPAL POSITION     YEAR     ($)          ($)        (#)(1)      ($)(9)         ($)
  ---------------------------     ----   --------     --------     -------   ----------   ------------
George W. Haligowski............  2000   $396,249     $582,125         --     $             $76,255(3)
  Chairman of the Board,
  President                       1999   $350,013     $402,500(2)  10,000     $114,327      $63,123(3)
  and Chief Executive Officer     1998   $345,765     $344,144     45,000     $111,717      $62,751(3)
Norval L. Bruce.................  2000   $192,064(11) $110,825(11)  5,000     $     --      $14,444(4)
  Vice Chairman and Chief Credit  1999   $181,103     $ 87,500     15,000     $ 35,964      $ 8,991(4)
  Officer                         1998   $185,832     $ 71,251     30,000     $ 33,849      $ 7,400(4)
Michael A. Sicuro(10)...........  2000   $ 82,281     $107,711      5,000     $     --      $ 5,913(5)
  Former Managing Director and    1999   $174,894     $ 84,500     20,000     $ 34,641      $10,446(5)
  Chief Financial Officer         1998   $167,979     $ 78,375     25,000     $ 32,697      $ 6,036(5)
Steven C. Romelt................  2000   $153,697     $ 72,660(12)     --     $             $20,678(6)
  Senior Vice President and
  Chief                           1999   $144,975     $ 84,000     10,000     $ 28,764      $14,437(6)
  Lending Officer of Imperial     1998   $138,750     $ 75,000     15,000     $ 27,081      $14,805(6)
Timothy M. Doyle................  2000   $150,499     $ 65,913      5,000     $     --      $11,519(7)
  Managing Director and Chief     1999   $131,429     $ 63,500     15,000     $ 26,100      $11,169(7)
  Financial Officer               1998   $124,917     $ 51,000     15,000     $ 24,570      $15,000(7)
Scott A. Wallace................  2000   $119,604     $ 36,300      2,000     $     --      $ 7,253(8)
  Deputy Managing Director and    1999   $107,400     $ 32,667      5,000     $     --      $10,942(8)
  Chief Accounting Officer        1998   $ 98,000     $ 29,042      4,000     $     --      $10,800(8)

---------------
 (1) Options were granted on various dates and vest in one-third increments on each of the three subsequent anniversary dates of grant.

 (2) $329,513 of the 1999 bonus was deferred at the election of Mr. Haligowski under ITLA Capital's Nonqualified Deferred Compensation Plan.

 (3) Consists of (a) $23,400 in auto related benefits, (b) $30,000 in supplemental housing payments, (c) $7,760 in life insurance premiums, (d) $5,100 in employer contributions to ITLA Capital's 401(k) plan and (e) $9,995 in preferential interest on employee savings accounts in 2000. The respective amounts were $4,685, $30,000, $7,553, $4,800 and $16,085 in 1999 and $5,114, $30,000, $7,290, $4,800 and $15,547 in 1998.

 (4) Consists of (a) $2,182 in auto related benefits, (b) $1,724 in life insurance premiums, (c) $5,100 in employer contributions to ITLA Capital's 401(k) plan and (d) $5,393 in preferential interest on employee savings accounts and (e) $45 of reimbursed fitness club fees in 2000. The respective amounts were $2,139, $2,017, $4,800, $0 and $35 in 1999 and
     $2,139, $136, $4,800, $0 and $325 in 1998.

 (5) Consists of (a) $691 of auto related benefits, (b) $5,100 in employer contributions to ITLA Capital's 401(k) plan and (c) $122 of life insurance benefits in 2000. The respective amounts were $1,236, $4,800 and $4,410 in 1999 and $1,236, $4,800 and $0 in 1998.

 (6) Consists of (a) $9,000 in auto related benefits, (b) $705 in life insurance premiums, (c) $5,100 in employer contributions to ITLA Capital's 401(k) plan and (d) $5,873 in preferential interest on employee savings accounts in 2000. The respective amounts were $9,000, $4,800, $174, and $463 in 1999 and $9,000, $0, $4,800 and $1,005 in 1998.

 (7) Consists of (a) $1,476 in auto related benefits, (b) $5,100 in employer contributions to ITLA Capital's 401(k) plan and (c) $4,943 in life insurance benefits in 2000. The respective amounts were $1,476, $4,800, and $4,893 in 1999 and $10,200, $4,800 and $0 in 1998.

 (8) Consists of (a) $1,950 in auto related benefits, (b) $5,100 in employer contributions to ITLA Capital's 401(k) plan and (c) $203 in life insurance benefits in 2000. The respective amounts were $6,000, $4,800 and $142 in 1999 and $6,000, $4,800 and $0 in 1998.

 (9) Includes ITLA Capital stock granted and allocated to the Long-Term Supplemental Executive Retirement Plan under the Recognition and Retention Plan previously approved by the shareholders.

(10) Mr. Sicuro resigned from ITLA Capital effective May 5, 2000.

(11) $46,124 of the 2000 salary and $85,636 of the 2000 bonus was deferred at the election of Mr. Bruce under ITLA Capital's Nonqualified Deferred Compensation Plan.

(12) $61,770 of the 2000 bonus was deferred at the election of Mr. Romelt under ITLA Capital's Nonqualified Deferred Compensation Plan.

     The following table sets forth certain information concerning the number and value of stock option grants for the Named Executive Officers in 2000. No stock appreciation rights have been granted pursuant to ITLA Capital's stock option plans.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE
                                   -----------------------------------                     VALUE AT ASSUMED
                                               % OF TOTAL                               ANNUAL RATES OF STOCK
                                                OPTIONS       EXERCISE                  PRICE APPRECIATION FOR
                                   OPTIONS     GRANTED TO     OR BASE                        OPTION TERM
                                   GRANTED     EMPLOYEES       PRICE      EXPIRATION    ----------------------
              NAME                   (#)     IN FISCAL YEAR    ($/SH)        DATE          5%           10%
              ----                 -------   --------------   --------    ----------    ---------    ---------
George W. Haligowski.............      --          --              --           --            --           --
Norval L. Bruce..................   5,000         4.1%         $11.00      1/31/10       $34,589      $87,656
Michael A. Sicuro(1).............   5,000         4.1%         $11.00      1/31/10       $34,589      $87,646
Steven C. Romelt.................      --          --              --           --            --           --
Timothy M. Doyle.................   5,000         4.1%         $11.00      1/31/10       $34,589      $87,656
Scott A. Wallace.................   2,000         1.7%         $11.00      1/31/10       $13,836      $35,062

---------------
(1) Mr. Sicuro resigned from ITLA Capital effective May 5, 2000, and the stock options awarded to him in 2000 were forfeited.

     The following table sets forth certain information concerning the number and value of stock options at December 31, 2000 held by the Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 2000

                                                                                       VALUE OF UNEXERCISED
                                                         NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                               SHARES                    OPTIONS AT FY-END(#)              FY-END($)(1)
                              ACQUIRED      VALUE     ---------------------------   ---------------------------
                             ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           NAME                  (#)         ($)          (#)            (#)            ($)            ($)
           ----              -----------   --------   -----------   -------------   -----------   -------------
George W. Haligowski.......      --          N/A        338,333        21,667       $2,743,957      $ 51,043
Norval L. Bruce............      --          N/A         70,000        25,000       $  436,250      $103,125
Michael A. Sicuro(2).......      --          N/A             --            --               --            --
Steven C. Romelt...........      --          N/A         38,333        11,667       $  143,957      $ 39,793
Timothy M. Doyle...........      --          N/A         40,000        20,000       $  151,876      $ 97,500
Scott A. Wallace...........      --          N/A         10,334         6,666       $   39,293      $ 34,832

---------------
(1) The difference between the aggregate option exercise price and the closing price of $19.125 of the underlying shares at December 31, 2000.

(2) Mr. Sicuro resigned from ITLA Capital effective May 5, 2000.

EMPLOYMENT AGREEMENT AND CHANGE OF CONTROL AGREEMENTS

     Employment Agreement. ITLA Capital has entered into an employment agreement with Mr. Haligowski. The agreement provides for an initial employment term of five years, with the agreement automatically annually extending for an additional one-year period each year unless either party provides the other with at least 90 days notice of the nonextension or termination. The employment agreement provides that ITLA Capital may terminate Mr. Haligowski "for cause," as defined in the employment agreement. In the event Mr. Haligowski is "involuntarily terminated," as defined in the employment agreement, including following a "change of control," as defined in the employment agreement, Mr. Haligowski will be entitled to receive during the remaining term of the agreement his base salary calculated at the highest annual rate during the three years prior to his involuntary termination and the average amount of cash bonus and incentive compensation paid for the two years prior to his involuntary termination, if any, the continuation of all employment related benefits for the 60 months following the date of termination and the immediate vesting of any stock options and restricted stock awards previously granted and outstanding. In the event of a change of control, Mr. Haligowski will be retained as a consultant for an eighteen month period following the change in control at a monthly consulting fee equal to 75% of his base salary and an additional contribution to his account in ITLA Capital's Supplemental Executive Retirement Plan equal to 3.95 times his base salary. In addition, the terms of the employment agreement shall be extended 60 months, and stock options and restricted stock awards previously granted and outstanding, salary continuation plans, equity club memberships and other fringe benefits shall immediately vest following a change of control. The annual base salary for Mr. Haligowski under the employment agreement is currently $397,500 (which may be increased from time to time by the Board of Directors). The employment agreement also provides for, among other things, annual incentive compensation, disability pay, participation in stock benefit and salary continuation plans, and other fringe benefits, including a supplemental housing payment of not less than $2,500 per month, an automobile allowance of not less than $1,950 per month, and life insurance coverage in an amount not less than four times Mr. Haligowski's annual salary. In addition, ITLA Capital shall maintain health, dental and life insurance benefits for the 60 months following an involuntary termination and transfer title to the ITLA Capital vehicle currently used by Mr. Haligowski. In March 2000, ITLA Capital adopted a Salary Continuation Plan for the benefit of Mr. Haligowski. Under the terms of this plan, Mr. Haligowski will be entitled to receive monthly payments, based on 75% of his average monthly base salary for the three years preceding the year in which the plan benefits become payable, for a 15 year period. The benefits under the plan become payable on the earlier of Mr. Haligowski's retirement upon reaching age 65, or his death, disability, or involuntary termination (other than a termination for cause, as defined in the agreement). If Mr. Haligowski voluntarily terminates his employment prior to reaching age 65, the benefits payable to him under the plan will be prorated based on the ratio of the actual period that he worked while the plan is in effect to the scheduled period of time that he would have worked if he had continued to work until reaching age
65. If ITLA Capital undergoes a change of control, the vesting of plan benefits accelerates and becomes payable monthly over a ten year period, with an increased monthly payment to reflect the shorter payment period.

     Change of Control Agreements. ITLA Capital has entered into change of control agreements with Messrs. Bruce, Doyle, Romelt and Wallace. The change in control agreements have initial terms of one year and shall automatically extend for additional one-year periods upon a change of control, as defined in the agreement, or upon their anniversary date, unless either party provides the other with at least 90 days notice of termination. These agreements provide that in the event the officer is involuntarily terminated within 24 months following a change of control, as defined in the agreement, the officer shall be entitled to receive upon such termination an amount equal to the greater of the annualized salary as in effect on the date of the change of control or the date of termination for a period of up to 18 months and a pro rata portion of his bonus from the previous year. In addition ITLA Capital must maintain health, dental and life insurance benefits for up to the next 18 months for each officer and transfer title to the ITLA Capital vehicle currently used by the officer or, in the event the officer receives a monthly cash car allowance in lieu of the use of the ITLA Capital vehicle, ITLA Capital shall pay an amount equal to up to 18 times the monthly allowance. Stock options and restricted stock awards previously granted and outstanding will also immediately vest. The annual base salaries for Messrs. Bruce, Doyle, Romelt and Wallace are currently $201,000, $167,000, $159,000, and $126,000, respectively.

     Both Mr. Haligowski's employment agreement and the change of control agreements also provide that to the extent any payments made may be considered excess parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") that are subject to excise tax, ITLA Capital shall pay an additional amount needed to insure that the amount of payments and value of benefits received equals the same amount in the absence of any excise tax.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP)

     The SERP provides that the compensation committee may make restricted stock awards under ITLA Capital's Recognition and Retention Plan ("RRP") on a tax deferred basis through the SERP. The SERP further provides that Mr. Haligowski shall receive an allocation annually, subject to the performance terms of the RRP, of a restricted stock award equal to one-third of his base salary, and all other participants shall receive an award equal to one-fifth of their base salary subject to the approval of the compensation committee, which may also allocate a greater or lesser award or no award in its discretion. For this purpose, each share of Common Stock has been valued at $9.00 per share, the fair market value of the Common Stock on the date of issuance to the SERP. A participant shall only have a vested right to amounts allocated to his or her account if the participant is employed on the last day of a three year vesting cycle or earlier at the discretion of the compensation committee. Upon a change in control (as defined in the SERP) the participant will have an accelerated vesting of all shares allocated to his or her account. The participant will only have a right to vested shares in his or her account upon normal retirement, death, disability or termination. The last day of the next vesting cycle for shares allocated to the SERP accounts for the benefit of the participants for the years 2000, 2001 and 2002 is December 31, 2002.

NONQUALIFIED DEFERRED COMPENSATION PLANS

     The ITLA Capital Corporation Supplemental Salary Savings Plan (the "Supplemental Plan") and Nonqualified Deferred Compensation Plan (the "Deferral Plan") are designed to provide additional retirement benefits for certain officers and highly compensated employees. The Supplemental Plan provides participating employees with an opportunity to make up benefits not available under ITLA Capital's 401(k) Plan due to any application of limitations on compensation and maximum benefits under the 401(k) Plan. Benefits under the Supplemental Plan are provided at the same time and in the same form as benefits under the 401(k) Plan, and become taxable to the participant at that point. The Deferral Plan allows a participant to defer receipt of, and current taxation upon, designated portions of the participant's direct cash compensation until a future date specified by the participant. Both of these plans are unfunded plans, meaning that all benefits payable thereunder are payable from ITLA Capital's general assets, and funds available to pay benefits are subject to the claims of ITLA Capital's general creditors. ITLA Capital has established a Rabbi Trust with a third party FDIC insured financial institution which holds the contributions to the Supplemental Plan and Deferral Plan, for the purpose of providing the benefits set forth under the terms of the plans. Participants only have the rights of unsecured creditors with respect to the Rabbi Trust assets.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     Compensation Policies. Under the supervision of the Board of Directors, ITLA Capital has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of ITLA Capital, and thus shareholder value, by closely aligning the financial interests of ITLA Capital's employees, including its Chief Executive Officer and ITLA Capital's other senior management, with those of its shareholders.

     The executive compensation program of ITLA Capital is designed to:

     - Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

     - Motivate employees to assume increased responsibility and reward them for their achievements;

     - Provide compensation opportunities that are comparable to those offered by other leading companies, allowing ITLA Capital to compete for and retain talented executives who are critical to ITLA Capital's long-term success; and

     - Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

     At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options and restricted stock awards, and miscellaneous benefits typically offered to executives by major corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee intends to be advised periodically by independent compensation consultants concerning salary competitiveness.

     For Mr. Haligowski and the other executive officers, as an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on ITLA Capital performance incentives rather than on salary. Reliance on ITLA Capital performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, ITLA Capital believes executive officers are encouraged to continue focusing on building profitability and shareholder value.

     Salaries. With respect to Mr. Haligowski's base salary, the Committee took into account a comparison of salaries of chief executive officers of financial institutions statewide and established Mr. Haligowski's salary at $397,500 as of January 1, 2001. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys.

     Stock Option Awards. The Employee Stock Incentive Plan is designed to align a significant portion of the executive compensation program with shareholder interests. The Employee Stock Incentive Plan provides for the granting of stock-based awards. To date, stock options are the only awards granted under the Employee Stock Incentive Plan to executive officers and other key employees.

     Restricted Stock Awards. In 1996, the Committee adopted a policy relating to the granting of restricted stock awards to executive officers and certain key employees under ITLA Capital's Recognition and Retention Plan (the "RRP") to be carried out by the Committee. Under this policy, awards may be granted to plan participants by the Committee utilizing objective criteria adopted by the Committee and approved by the Board of Directors, after taking into account the proposed allocations under ITLA Capital's SERP, the practices of other publicly traded financial institutions and such other factors as deemed appropriate. In addition, under the formula, no awards under the proposed RRP may be granted in any year in which Imperial Capital Bank does not achieve a return on average assets of at least .50% and remain adequately capitalized under FDIC rules.

     In 1993, Section 162(m) was added to the Internal Revenue Code, the effect of which is to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations, such as ITLA Capital. Section 162(m) applies to all remuneration (both cash and non-cash) that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because none of ITLA Capital's executive officers is currently paid compensation significantly in excess of $1 million, ITLA Capital has not yet considered its policy regarding this provision.

   Submitted by the Compensation Committee of the Board of Directors of ITLA
                                    Capital:

                              Jeffrey L. Lipscomb
                                 Hirotaka Oribe

SHAREHOLDER RETURN PERFORMANCE PRESENTATION*

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on ITLA Capital's Common Stock against the cumulative total return of the SNL All Thrift Index and the Nasdaq Market Index for the period commencing December 31, 1995 and ended December 31, 2000.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------
       INDEX           12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000
--------------------------------------------------------------------------------------------------
 ITLA Capital
  Corporation            100.00       122.45       157.14       123.47       102.55       156.12
 NASDAQ -- Total
  U.S.                   100.00       130.51       219.43       192.36       154.64       250.67
 SNL Thrift Index        100.00       124.27       152.00       214.39       378.12       237.66
--------------------------------------------------------------------------------------------------

---------------
* Assumes $100 invested on December 31, 1995. Total return assumes reinvestment of dividends.

CERTAIN TRANSACTIONS

     During fiscal 2000, ITLA Capital utilized the services of Tisdale & Nicholson. Director Mayuga is a partner in that law firm. During 2000, this law firm received $13,826 in legal fees from ITLA Capital, which was not in excess of 5% of the firm's total revenues for fiscal 2000.

     During the year, ITLA Capital utilized the services of a public relations firm, which is owned by Director Lipscomb's spouse. During 2000, this public relations firm received $37,829 in fees from ITLA Capital, which was not in excess of 5% of the firm's total revenues for fiscal 2000.

             PROPOSAL II -- APPROVAL OF AMENDMENT TO ITLA CAPITAL'S
                       1995 EMPLOYEE STOCK INCENTIVE PLAN

     The purpose of the Employee Stock Incentive Plan is to advance the interests of ITLA Capital, by encouraging and providing for the acquisition of an equity interest in ITLA Capital by employees (including officers and directors who are employed by ITLA Capital) and consultants, by providing additional incentives and motivation toward the superior performance of ITLA Capital, and by enabling ITLA Capital to attract and retain the services of these persons.

     As of June 25, 2001, of the 950,000 shares of Common Stock authorized for awards under the Employee Stock Incentive Plan, 875,999 shares are being (or have been) utilized for awards made under the Employee Stock Incentive Plan since its adoption and only 74,001 shares remained available for future awards. The Board of Directors recommends that the shareholders approve an amendment to the Employee Stock

Incentive Plan in order to increase the number of shares available for issuance under the Employee Stock Incentive Plan by 311,500 shares to meet anticipated needs for future grants. Approval of the amendment to the Employee Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal.

     The principal features of the Employee Stock Incentive Plan are discussed below. A copy of the Employee Stock Incentive Plan was filed by ITLA Capital as an appendix to the filing of this proxy statement with the Securities and Exchange Commission, and can be retrieved from the SEC's web site at www.sec.gov.

GENERAL

     The Employee Stock Incentive Plan provides for the grant to employees of (including officers and directors who are employed by ITLA Capital) and consultants to ITLA Capital and its subsidiaries (collectively "Participants") of awards consisting of any type of arrangement, security or benefit that, by its terms, involves the issuance of Common Stock or provides a benefit that derives its value from Common Stock, including, without limitation, stock options, stock appreciation rights, restricted stock, performance units and performance shares ("Awards") generally as follows:

          (1) Options to purchase shares of Common Stock, which may be either "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Incentive Stock Options") or non-statutory options which do not satisfy the provisions of Section 422 of the Internal Revenue Code of 1986 ("Non-Qualified Stock Options") (Incentive Stock Options and Non-Qualified Stock Options, together, are referred to as "Stock Options");

          (2) Stock Appreciation Rights (individually, a "SAR");

          (3) Restricted Stock; and

          (4) Performance Units and Performance Shares.

     Subject to adjustments described below under "Changes in Capitalization; Change in Control," the Employee Stock Incentive Plan had, as of June 25, 2001, only 74,001 shares of Common Stock remaining available for future Awards, and if the proposed amendment is approved, the number of shares of Common Stock authorized for future awards shall increase to 385,501 shares. Any shares subject to an Award which expires or is terminated unexercised will again be available for issuance under the Employee Stock Incentive Plan. The shares with respect to which Awards may be granted may be either authorized and unissued shares or issued shares reacquired and held by ITLA Capital as treasury shares.

ADMINISTRATION OF THE EMPLOYEE STOCK INCENTIVE PLAN

     The Employee Stock Incentive Plan is administered by a committee of two or more members of the Compensation Committee of the Board of Directors of ITLA Capital, all of whom are appointed on an annual basis by the Board of Directors of ITLA Capital (the "Committee") and each of whom must be a "Non-Employee Director," as defined in the Employee Stock Incentive Plan. Members of the Committee serve at the discretion of the Board of Directors and may be removed by the Board at any time. Directors Lipscomb and Oribe are the present members of the Compensation Committee.

     The Committee generally has sole and complete authority and discretion to
(i) select Participants and grant Awards; (ii) determine the number of shares to be subject to types of Awards generally, as well as to individual Awards granted under the Employee Stock Incentive Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Employee Stock Incentive Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Employee Stock Incentive Plan, interpret the Employee Stock Incentive Plan, and make all determinations deemed necessary or advisable for the administration of the Employee Stock Incentive Plan.

DURATION AND MODIFICATION

     The Employee Stock Incentive Plan will remain in effect, subject to the Board's right to early termination of the Employee Stock Incentive Plan, until all Awards under the Employee Stock Incentive Plan have expired or terminated or have been exercised or fully vested, and all shares of Common Stock subject to Awards have been purchased or acquired pursuant to the provisions of the Awards. No Award may be granted under the Employee Stock Incentive Plan after October 18, 2005.

     The Board may amend, alter, or discontinue the Employee Stock Incentive Plan, but no amendment, alteration or discontinuation may be made which would impair the rights of any Participant with respect to an Award granted to him or her without his or her consent or which, without the approval of ITLA Capital's shareholders would: (a) except as expressly provided in the Employee Stock Incentive Plan, increase the total number of shares of Common Stock reserved for Awards under the Employee Stock Incentive Plan; (b) decrease the option exercise price of any Option granted to an employee (except Discounted Stock Options, discussed below under "Stock Options") to less than 100% of the fair market value of the Common Stock on the date of grant, or change the pricing terms of the Employee Stock Incentive Plan; (c) change the Participants eligible to participate in the Employee Stock Incentive Plan; (d) extend the maximum option term; or (e) modify the terms of the Employee Stock Incentive Plan required by
Section 162(m) of the Code to be approved by the shareholders.

STOCK OPTIONS

     The Committee may grant Stock Options, which may be Incentive Stock Options or Non-Qualified Stock Options. The exercise price of a Stock Option must be no less than the fair market value of the underlying shares of Common Stock on the date of grant, except that a Discounted Stock Option (as defined in the Employee Stock Incentive Plan) may be granted at a price at least equal to 85% of the fair market value of the underlying shares of Common Stock on the date the option is granted. Options are exercisable only upon the payment in full of the applicable option exercise price in cash, in shares of Common Stock having a fair market value equal to the exercise price or by a combination of cash and stock. The Committee in its sole discretion may also permit payment of the exercise price by (i) having shares withheld from the total number of shares of Common Stock to be issued upon exercise or (ii) through a broker-assisted "cashless exercise."

     Incentive Stock Options may be granted only to Participants who are employees. The term of an Incentive Stock Option may not exceed ten years. The exercise price of any Incentive Stock Option may not be less than the fair market value per share of the Common Stock on the date such Incentive Stock Option was granted. No Incentive Stock Option may be granted to any individual who, at the time of the grant, owns shares having more than 10% of the total combined voting power of all classes of shares of ITLA Capital's common stock unless the exercise price of that Incentive Stock Option is at least 110% of the fair market value per share on the date of the grant and the term of the Incentive Stock Option does not exceed five years from the date of grant. The aggregate market value (determined at the time any Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year may not exceed $100,000.

     No Stock Option awarded under the Equity Incentive Plan may be transferred, except upon the death of the Participant, by will or the laws of descent and distribution, or, in the case of a Non-Qualified Stock Option, during the lifetime of the Participant, pursuant to a qualified domestic relations order. An Incentive Stock Option may be exercisable only by the Participant during his or her lifetime.

     In the event a Participant's employment with ITLA Capital or any of its subsidiaries terminates for any reason other than retirement, disability, death and cause, any Stock Option held by the participant will continue to vest and remain exercisable until the earlier of (i) the expiration of the option term or
(ii) the expiration of the three-month period following the termination of employment. If a Participant's employment terminates due to retirement, death or disability, any Stock Option held by the Participant will continue to vest and remain exercisable until the earlier of (i) the expiration of the option term; or (ii) the expiration of the six month period following the termination of employment. If a Participant's employment is terminated for cause, any Stock Option held by the Participant will automatically terminate and will no longer be exercisable.

STOCK APPRECIATION RIGHTS (SARS)

     The Committee has the authority, in its discretion, to grant SARs that are either related or unrelated to Stock Options. The exercise of a SAR will entitle the Participant to receive payment of an amount equal to (i) the amount by which the fair market value per share on the date the SAR is exercised exceeds the exercise price per share, multiplied by (ii) the number of shares with respect to which the SAR is being exercised. At the sole discretion of the Committee, payment for SARs may be made in cash, shares of Common Stock, or a combination of both. The terms of a SAR may not exceed ten years. SARs are exercisable following the termination of a Participant's employment to the same extent as Stock Options, as described above.

     No SAR awarded under the Equity Incentive Plan may be transferred, except upon the death of the Participant, by will or the laws of descent and distribution, or, during the Participant's lifetime, pursuant to a qualified domestic relations order. A SAR may be exercisable only by the Participant during his or her lifetime.

RESTRICTED STOCK

     The Committee may grant Awards entitling the Participant to receive a stated number of shares of Common Stock, which may not be sold or otherwise transferred for a period of time stipulated by the Committee (the "Restricted Period") at the time of making the Award as set forth in the agreement evidencing the Award. During the Restricted Period, a Participant holding shares of Restricted Stock may exercise full voting rights with respect to those shares and is entitled to receive all dividends and other distributions paid with respect to those shares while they are so held.

     If a Participant's employment terminates for any reason other than death, disability or retirement, then any shares of Restricted Stock still subject to restrictions on the date of termination will automatically be forfeited and returned to the Company; however, if the Participant's employment is involuntarily terminated, the Committee in its sole discretion may waive the automatic forfeiture of any of all of the shares and/or add new restrictions to the shares. Once a Participant attains normal retirement age under ITLA Capital's 401(k) Plan (age 65), the period of restriction applicable to any unvested shares of Restricted Stock held by the Participant will automatically lapse. If a Participant's employment is terminated because of early retirement under ITLA Capital's 401(k) Plan (for which the eligible age is 55 with a minimum of five years of service), any shares of Restricted Stock still subject to restrictions will be forfeited and returned to ITLA Capital; however, the Committee in its sole discretion may waive the restrictions remaining as to any or all of the shares or add new restrictions. If a Participant's employment is terminated due to death or disability, any remaining restrictions applicable to Restricted Stock held by the Participant will lapse with respect to the number of shares equal to the number of shares of Restricted Stock granted to the Participant multiplied by the number of months which have elapsed since the date of grant divided by the total number of months in the Restricted Period. All remaining shares still subject to restriction will be forfeited and returned to ITLA Capital; however, the Committee in its sole discretion may waive the restrictions on any or all such remaining shares.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     Each Performance Share and each Performance Unit will have a value determined by the Committee at the time of grant and entitle the Participant to receive cash, shares of Common Stock, or any combination of both as determined by the Committee, based upon the degree of achievement of pre-established performance goals during a specified performance period.

     Performance goals are fixed by the Committee as the Committee in its sole discretion deems appropriate, and may be based upon one or more of several business criteria, as described in the Employee Stock Incentive Plan. The Committee, in its sole discretion, may set different performance goals for different Participants, different awards and different performance periods. In all cases, however, performance goals must include a minimum performance standard below which no part of the relevant Award will be earned.

     If the Participant's employment terminates due to death, disability or retirement, the Participant (or his or her beneficiary in the event of death) will receive pro rata payment on any Performance Shares based on the number of months' service during the Performance Period but based on the achievement of performance goals during the entire Performance Period. If a Participant's employment is terminated for any reason other than death, disability or retirement, all Performance Shares will be forfeited; however; if the Participant's employment is involuntarily terminated, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis in the same manner as in the event of termination of employment due to death, disability or retirement.

     No Performance Shares may be transferred, except upon the death of the Participant, by will or the laws of descent and distribution, or, during the lifetime of the Participant, pursuant to a qualified domestic relations order. All rights with respect to Performance Shares may be exercisable only by the Participant during his or her lifetime.

CHANGES IN CAPITALIZATION; CHANGE IN CONTROL

     Shares as to which Awards may be granted under the Employee Stock Incentive Plan, and Shares then subject to Awards, will be adjusted by the Committee in the event of any merger, consolidation, combination or exchange of shares, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of ITLA Capital.

     Upon a change of control of ITLA Capital, all outstanding Awards will vest 100%. All outstanding unexercised and unvested Options and SARs will be immediately exercisable by their holders. Restrictions on Restricted Stock will lapse. All Performance Shares will be paid out based on the extent to which performance goals during the Performance Period have been met up to the date of the change in control, or at target, whichever is higher.

     A "change in control" is defined in the Equity Incentive Plan as any of the following events: (i) a Schedule 13D is filed with the Securities and Exchange Commission disclosing that any person is the beneficial owner of 30% or more of the outstanding shares of Common Stock; (ii) any person purchases shares pursuant to a tender offer or exchange offer to acquire shares of Common Stock of ITLA Capital if after completion of the offer, the person is the beneficial owner of 30% or more of the outstanding shares of Common Stock; (iii) the stockholders of ITLA Capital approve (a) any consolidation or merger of ITLA Capital in which ITLA Capital is not the surviving company or pursuant to which shares of Common Stock would be converted into cash, securities or other property or (b) any sale or other disposition of all or substantially all of the assets of ITLA Capital; or (iv) there has been a change in a majority of ITLA Capital's board of directors within a 12-month period unless the election or nomination for election of each new director was approved by two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

FEDERAL INCOME TAX CONSEQUENCES

     Under current federal income tax law, a Non-Qualified Stock Option granted under the Employee Stock Incentive Plan will not result in any taxable income to the Participant at the time of grant or any tax deduction to ITLA Capital. Upon the exercise of the Non-Qualified Stock Option, the excess of the market value of the shares acquired over their cost (i.e., the exercise price) is taxable to the Participant as ordinary income and is generally deductible by ITLA Capital. The Participant's tax basis for the shares is the market value of the shares at the time of exercise. Upon the sale of the shares, any appreciation in value of the shares from the time of exercise will be recognized by the Participant as a capital gain; this capital gain will be a short-term capital gain (and taxed at ordinary income rates) if the shares are sold within one year after the exercise and a long-term capital gain if the shares are sold more than one year after exercise.

     Neither the grant nor the exercise of an Incentive Stock Option granted under the Employee Stock Incentive Plan will result in any federal income tax consequences to either the Participant or ITLA Capital. Except as described below, at the time the Participant sells shares acquired pursuant to the exercise of an Incentive Stock Option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the Participant disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price will be taxed as ordinary income and ITLA Capital will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the fair market value at the time of exercise will qualify as long-term capital gain if the shares are sold more than one year after the option is exercised. If the Participant exercises an Incentive Stock Option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a Non-Qualified Stock Option. The time frame within which an Incentive Stock Option may be exercised following termination of employment is extended to one year if the termination results from the death or disability of the Participant.

     The exercise of a SAR will result in the recognition of ordinary income by the Participant on the date of exercise in an amount equal to the amount of cash, and/or the fair market value on the date of the shares, acquired pursuant to the exercise. ITLA Capital will generally be entitled to a corresponding tax deduction, provided ITLA Capital meets its federal withholding tax obligation.

     The grant of Restricted Stock will not, by itself, result in the recognition of taxable income to the Participant or entitle ITLA Capital to a deduction at the time of such grant. Holders of shares of Restricted Stock will recognize ordinary income on the date that the shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of Restricted Stock may generally elect under Section 83(b) of the Code to recognize ordinary income in the amount of the fair market value of the Restricted Stock on the date of the grant of the Restricted Stock. Provided that ITLA Capital meets its federal withholding tax obligations with respect to such Restricted Stock, ITLA Capital will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of Restricted Stock will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received.

AWARDS UNDER THE EMPLOYEE STOCK INCENTIVE PLAN

     The table below sets forth as of June 25, 2001 the number of shares underlying Stock Options granted to (i) each of the Named Executive Officers;
(ii) all current executive officers as a group; and (iii) all employees, including all current officers who are not executive officers, as a group. As of June 25, 2001, 785,250 shares underlying stock options have been awarded and are currently outstanding under the Employee Stock Incentive Plan. None of the Named Executive Officers, nor any of the current executive officers as a group have exercised options. Options covering 90,749 shares had been exercised by certain current and former employees, who are not executive officers, as a group. The exercise prices of the options range from $10.00 to $18.00. The closing price per share of the Common Stock on the Nasdaq National Market on June 25, 2001, was $17.55 per share.

                       1995 EMPLOYEE STOCK INCENTIVE PLAN

                                                              NUMBER OF SHARES
                                                                 UNDERLYING
                     NAME AND POSITION                           OPTIONS(1)
                     -----------------                        ----------------
George W. Haligowski, Chairman of the Board, President and
  Chief Executive Officer...................................      360,000
Norval L. Bruce, Vice Chairman and Chief Credit Officer.....       95,000
Timothy M. Doyle, Managing Director and Chief Financial
  Officer...................................................       60,000
Steven C. Romelt, Senior Vice President and Chief Lending
  Officer of Imperial Capital Bank..........................       50,000
Scott A. Wallace, Deputy Managing Director and Chief
  Accounting Officer........................................       20,000
Executive Officer Group (5 persons).........................       85,000
Employee Group (29 persons).................................      115,250
Total Employee Stock Incentive Plan Options Awarded.........      785,250

---------------
(1) Includes shares underlying both exercisable and unexercisable options.

    PROPOSAL III -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has renewed ITLA Capital's arrangement for Arthur Andersen LLP to be its independent auditors for the 2001 fiscal year, subject to the ratification of the appointment by ITLA Capital's shareholders at the Meeting. A representative of Arthur Andersen LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires. Ratification of the appointment of independent auditors requires approval of a majority of the votes cast on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS ITLA CAPITAL'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

     For the fiscal year ended December 31, 2000, Arthur Andersen LLP provided various audit and non-audit services to ITLA Capital. Set forth below are the aggregate fees billed for these services.

          (a) Audit Fees. The aggregate fees billed to ITLA Capital by Arthur Andersen LLP for professional services rendered for the audit of ITLA Capital's financial statements for fiscal 2000 and the reviews of the financial statements included in ITLA Capital's Forms 10-Q for that year were $143,500.

          (b) Financial Information Systems Design and Implementation
     Fees. There were no fees for financial information systems design and implementation billed to ITLA Capital by Arthur Andersen LLP for fiscal 2000.

          (c) All Other Fees. Other than audit fees, the aggregate fees billed to ITLA Capital by Arthur Andersen LLP for fiscal 2000 were $44,059.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described in item (c) above by Arthur Andersen LLP, ITLA Capital's principal independent auditors, is compatible with maintaining the principal auditors' independence.

                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in ITLA Capital's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at ITLA Capital's executive office at 888 Prospect Street, Suite 110, La Jolla, California 92037 no later than March 1, 2002. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether included in ITLA Capital's proxy materials), ITLA Capital's certificate of incorporation and bylaws and Delaware law. To be considered for presentation at the next annual meeting, but not for inclusion in ITLA Capital's proxy materials for the meeting, a shareholder proposal must be received at ITLA Capital's executive office by May 2, 2002; however, if the date of the next annual meeting is held before July 11, 2002 or after September 29, 2002, the proposal must be received by the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of such meeting is first made.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. If, however, any other matters should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the shareholder, will act in accordance with its best judgment.

     The cost of solicitation of proxies will be borne by ITLA Capital. ITLA Capital will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of ITLA Capital may solicit proxies personally or by telegraph or telephone, without additional compensation. ITLA Capital has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee estimated to be approximately $3,000, plus reasonable out of pocket expenses.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ GEORGE W. HALIGOWSKI

                                          George W. Haligowski
                                          Chairman of the Board, President and
                                          Chief Executive Officer

La Jolla, California
June 29, 2001

                                                                    APPENDIX "A"

                            AUDIT COMMITTEE CHARTER
   CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ITLA CAPITAL
                                  CORPORATION

PURPOSE:

     The purpose of the Audit Committee of the board of Directors of ITLA Capital Corporation and its subsidiaries (collectively, the "Company") shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate to the Board of Directors independent public accountants to audit the Company's financial statements and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

          1. Each member will be an independent director, as defined as NASDAQ Rule 4200;

          2. Each member will be able to read and understand fundamental financial statements, in accordance with the NADAQ National Market Audit Committee requirements; and

          3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the foregoing, one director who is not an independent director may serve on the Audit Committee subject to compliance with NASD Rule 4310(c)(26)(B).

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

          2. Reviewing the independent public accountant's proposed audit scope and approach;

          3. Reviewing and managing the external audit and the Company's relationship with its external, independent public accountants by (i) selecting, and evaluating the performance of the independent public accountants (ii) reviewing the independent public accountant's fee arrangements, proposed audit scope and approach; (iii) obtaining a formal written statement from the independent public accountants regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent public accountant's peer review conducted every three years; and (v) discussing with the Company's independent public accountants the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as modified by SAS No. 90 and as may be otherwise modified or supplemented;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent public accountants;

          5. Reviewing and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-K, the audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

          6. Ensuring that the Company's independent public accountants review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

          7. Reviewing the unaudited quarterly operating results in the Company's quarterly earnings release;

          8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

          9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the numerous laws and regulations applicable to the Company's business;

          10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          11. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          12. Reviewing the Company's compliance with employee benefit plans;

          13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

          14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          15. Reviewing related party transactions for potential conflicts of interest;

          16. Reviewing its own structure, processes and membership requirements;

          17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
     Schedule 14A; and

          18. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

     The Audit Committee will meet at least four (4) times each year, once during each calendar quarter. Additionally, the Audit Committee shall meet as and when it shall consider it necessary or in the best interests of the Company upon the call by any two members of the Audit Committee or the call of one member of the Audit Committee and one of the following: the Chief Financial Officer, the Chief Executive Officer or the senior representative of the Company's independent public accountants. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Chief Executive Officer, Chief Financial Officer, and the independent public accountants may be invited to attend any meeting. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent public accountants of the Company, at such times as it deems appropriate, to review the independent public accountants' audit report. Prior to the issuance or release by the independent public accountants of any audit, report, examination, letter or other document relating to the financial condition of the Company, the Audit Committee shall meet with the independent public accountants of the Company and review such document prior to release.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be presented to the full Board of Directors at the next following meeting of the Board and which shall be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, in such form and with such content as shall be consistent with the Audit Committee's charter.

                                  APPENDIX "B"

                            ITLA CAPITAL CORPORATION
                       1995 EMPLOYEE STOCK INCENTIVE PLAN


                                    SECTION 1
               ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

        1.1 ESTABLISHMENT. ITLA Capital Corporation, a Delaware corporation, hereby establishes the "ITLA CAPITAL CORPORATION 1995 EMPLOYEE STOCK INCENTIVE PLAN" (the "Plan") for Participants. The Plan permits the grant of any type of arrangement, security or benefit that, by its terms, involves the issuance of Stock (as defined below) or provides a benefit that derives its value from Stock, including, without limitation, stock options, stock appreciation rights, restricted stock, performance units and performance shares.

        1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by Participants, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Participants, upon whose judgment, interest, and special effort and successful conduct of its operations is largely dependent.

        1.3 EFFECTIVE DATE. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to its ratification by the shareholders of the Company and the receipt of any necessary governmental approvals. Notwithstanding any other provision hereof, this Plan shall immediately terminate and all Awards granted hereunder shall immediately be cancelled in the event the First Closing, as that term is defined in the Underwriting Agreement (defined below), does not occur.

                                    SECTION 2
                                   DEFINITIONS

        2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

        2.1.1 "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

        2.1.2 "Award" means any arrangement, security or benefit that, by its terms, involves the issuance of Common Stock or provides a benefit that derives its value from Common Stock granted under this Plan, including, without limitation, Options, Stock Appreciation Rights, Restricted Stocks or Performance Shares.

        2.1.3 "Board" means the Board of Directors of the Company.

        2.1.4 "Code" means the Internal Revenue Code of 1986, as amended.

        2.1.5 "Committee" means the Compensation Committee of the Board, comprised of at least two directors, each of whom is a Non-Employee Director.

        2.1.6 "Company" means ITLA Capital Corporation, a Delaware corporation.

        2.1.7 "Consultant" means any individual, other than an Employee or Director, who renders services to the Company.

        2.1.8 "Director" means any member of the Board.

        2.1.9 "Disability" means a condition of total and permanent disability whereby one is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as defined by Section 22(e) of the Internal Revenue Code of 1986, as amended.

        2.1.10 "Discounted Stock Option" means an Option granted pursuant to
Section 11 of the Plan.

        2.1.11 "Employee" means any full-time or part-time employee of the Company or one of its Subsidiaries (including any officer or director who is also an employee) that was not hired for a specific job of limited duration, or for a position slotted for students.


        2.1.12 "Fair Market Value" means with respect to the Stock the closing sales price of the Stock, as reported on the Nasdaq National Market or, if not so reported, the closing sales price as reported by any other appropriate reporting system of general circulation, on the date for which the value is to be determined, or if there is no closing sales price on such date, then on the last day for which transactions in Stock were so reported prior to the date on which the value is to be determined.

        2.1.13 "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        2.1.14 "Non-Employee Director" means a director who a) is not currently an officer or employee of the Company; b) is not a former employee of the Company who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Company) does not receive remuneration from the Company in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

        2.1.15 "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

        2.1.16 "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an Incentive Stock Option, (ii) a Non-Qualified Stock Option (which may include Discounted Options), or (iii) any other type of option encompassed by the Code.

        2.1.17 "Outside Director" means a Director of the Company who qualifies as such under Section 162(m) of the Code and regulations promulgated thereunder.

        2.1.18 "Participant" means an Employee of the Company or one of its subsidiaries, including an Employee who is a Director, or a Consultant, and is selected by the Committee to receive an Award.

        2.1.19 "Performance Period," stated with reference to a Performance Share, means the time period during which the performance goals must be met, as determined by the Committee.

        2.1.20 "Performance Share" means the right to receive payment equal to the value of Performance Shares as determined by the Committee.

        2.1.21 "Performance Unit" means the right to receive payment equal to the value of Performance Unit as determined by the Committee.

        2.1.22 "Performance Share Value" means the lowest Fair Market Value of Stock during a Valuation Period.

        2.1.23 "Period of Restriction" means the period during which shares of Restricted Stock are subject to restrictions pursuant to Section 9 of the Plan.

        2.1.24 "Restricted Stock" means Stock granted to a Participant pursuant to Section 9 of the Plan.

        2.1.25 "Retirement" (including "Early Retirement" and "Normal Retirement") means termination of employment on or after such Employee's early, normal or late retirement date or age as applicable under the terms of the Company's 401(k) Plan.

        2.1.26 "Stock" means the Common Stock, par value $.01 per share, of the Company.

        2.1.27 "Stock Appreciation Right" and "SAR" mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of the share of Stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

        2.1.28 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other Companies in the chain.

        2.1.29 "Underwriting Agreement" means that certain Underwriting Agreement between Friedman, Billings, Ramsey & Co., Inc., as representative of the several underwriters named therein, Imperial Thrift and Loan Association and Lake Co., Ltd. and Lake America Corporation dated October 23, 1995.

        2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                    SECTION 3
                          ELIGIBILITY AND PARTICIPATION


        All Employees (including Employee-Directors, but excluding Outside Directors) and Consultants are eligible to participate in the Plan and to receive Awards. The Committee shall select and determine, in its sole discretion, those Employees and Consultants who will participate in the Plan and the extent of their participation. Notwithstanding the foregoing, Consultants shall not be eligible to receive Incentive Stock Options.

                                    SECTION 4
                                 ADMINISTRATION

        The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons whomsoever. The Committee shall have the authority, in its discretion, to determine the Employees to whom Awards shall be granted, the times when such Awards shall be granted, the number of Awards, the purchase price or exercise price, the period(s) during which such Awards shall be exercisable (whether in whole or in part), the restrictions applicable to Awards, and the other terms and provisions thereof (which need not be identical). The Committee shall have the authority to modify existing Awards, subject to Section 15.1.

                                    SECTION 5
                              STOCK SUBJECT TO PLAN

        5.1 NUMBER. The maximum number of shares of Stock subject to Awards under the Plan may not exceed 950,000, subject to increases and adjustments as provided in this Section 5. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

        5.2 LIMITATION ON ANNUAL GRANTS. The number of shares of Stock subject to Awards under the Plan shall be limited to 500,000 during the first year after the effective date hereof and 100,000 in each of the second through sixth years after the effective date hereof, subject to adjustment as provided in Section 5.5; provided, however, that if in any one year the shares available for granting during that year are not fully granted, such ungranted shares shall remain available in addition to the shares that become available during succeeding years.

        5.3 INCENTIVE STOCK OPTIONS. Section 5.1 to the contrary notwithstanding, the maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options that are Incentive Stock Options granted under this Plan is 950,000, subject to adjustment as provided in Section 5.5.

        5.4 LAPSED AWARDS. Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires or lapses for any reason, or is paid in cash, any Stock subject to such Award again shall be Stock available for the grant of an Award. With respect to Awards made to Section 16 insiders, shares of such Stock may be reused to the maximum extent permitted under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        5.5 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. Any adjustment to an Incentive Stock Option shall be made consistent with the requirements of Section 424(b) of the Code.

                                    SECTION 6
                                DURATION OF PLAN

        The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 15.1 hereof, until all Awards hereunder shall have expired or terminated or shall have been exercised or fully vested, and any Stock subject thereto shall have been purchased or acquired pursuant to the provisions thereof. Notwithstanding the foregoing, no Award may be granted under the Plan after October 18, 2005.

                                    SECTION 7
                                  STOCK OPTIONS

        7.1 GRANT OF OPTIONS. Subject to the provisions of Sections 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant. To the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under this Plan and any other plans of the Company) exceeds $100,000, such Options shall not be deemed Incentive Stock Options. In determining which Options may be treated as Non-Qualified Options under the preceding sentence, Options will be taken into account in the order of their dates of grant. Nothing in this Section 7 shall be deemed to prevent the grant of Non-Qualified Stock Options in amounts which exceed the maximum established by Section 422 of the Code.

        7.2 OPTION AGREEMENT. Each Option shall be evidenced by an Agreement that shall specify the type of Option granted, the Option exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.

        7.3 EXERCISE PRICE. Except for Discounted Stock Options no Option shall be granted pursuant to the Plan at an exercise price that is less than the Fair Market Value of the Stock on the date the Option is granted, except that no Option shall be granted to any person who owns Stock possessing more than 10% of the total combined voting power of the Stock at an exercise price which is less than 110% of the Fair Market Value on the date of the grant.

        7.4 DURATION OF OPTIONS. Each Option shall expire at such time or times as the Committee shall determine at the time it is granted; provided, however, that no Incentive Stock Option shall be exercisable later than ten years from the date of its grant.

        7.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that Options granted pursuant to the Plan shall not vest at a rate of less than 20% per year.

        7.6 PAYMENT. The purchase price of Stock upon exercise of any Option shall be paid in full either (i) in cash, (ii) in Stock valued at its Fair Market Value on the date of exercise, or (iii) by a combination of (i) and (ii). The Committee in its sole discretion may also permit payment of the purchase price upon exercise of any Option to be made by (i) having shares withheld from the total number of shares of Stock to be delivered upon exercise or (ii) delivering a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. The proceeds from the exercise of Options shall be added to the general funds of the Company and shall be used for general corporate purposes.

        7.7 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

        7.8 EARLY TERMINATION OF OPTIONS ON TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. If a Participant holds any outstanding Option upon a termination of employment due to death, Disability or Retirement, such Option shall remain exercisable and shall continue to vest following such termination of employment in accordance with its terms until the earlier of (i) the expiration date of the term of the Option, or (ii) the last date on which such Option is exercisable as specified below, after which date such Option shall terminate.

        7.8.1 DEATH OR DISABILITY. If the termination of employment is due to the Participant's death or Disability, any outstanding Option then held by such Participant shall continue to be exercisable (subject to Section 7.8.3 below) until six (6) months following the Participant's termination of employment.

        7.8.2 RETIREMENT. If the Participant's termination of employment is due to Retirement, any outstanding Option then held by such Participant shall continue to be exercisable (subject to Section 7.8.3 below) for six (6) months after such Participant's termination of employment.

        7.8.3 INCENTIVE STOCK OPTION LIMIT. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the favorable tax treatment described in
Section 422 of the Code shall not be available if such Option is exercised after three (3) months following a termination of employment due to Retirement.

        7.9 EARLY TERMINATION OF OPTIONS ON TERMINATION OF EMPLOYMENT OTHER THAN FOR DEATH, DISABILITY, OR RETIREMENT. If a Participant holds any outstanding Option upon termination of employment due to a reason other than death, Disability or Retirement, such Option shall remain exercisable and shall continue to vest following such termination of employment until the earlier of
(i) the expiration of the term of the Option, or (ii) the last date on which such Option is exercisable as specified below, after which date such Option shall terminate.

        7.9.1 RESIGNATION, LAYOFF AND OTHER EVENTS. If the Participant's termination of employment is due to any reason other than the Participant's death, Disability, Retirement or the action of the Company for cause, as determined (either before or after such event) by the Committee in its sole discretion, any outstanding Option then held by such Participant shall continue to be exercisable for three (3) months following such Participant's termination of employment.

        7.9.2 TERMINATION BY THE COMPANY FOR CAUSE. If the Participant's employment is terminated by action of the Company for cause, as determined (either before or after such event) by the Committee in its sole discretion, any outstanding Option held by such Participant shall terminate immediately upon such Participant's termination of employment. Termination for cause is defined as termination for conduct that would be punishable as a felony if such conduct occurred outside the workplace, or conduct that could be damaging to either the Company's reputation or financial status. The Committee has the authority to make the final determination as to whether a termination is for cause for purposes of the Plan.

        7.10 NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Further, all Incentive Stock Options granted to a Participant under the Plan shall be exercisable only by such Participant during his or her lifetime.

                                    SECTION 8
                            STOCK APPRECIATION RIGHTS

        8.1 GRANT OF STOCK APPRECIATION RIGHTS. Subject to the provisions of Sections 5 and 6, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. An Award of SARs shall be pursuant to an Agreement.

        8.2 PAYMENT OF SAR AMOUNT. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

                (a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

                (b) The number of shares with respect to which the SAR is exercised.

        8.3 FORM AND TIMING OF PAYMENT. At the sole discretion of the Committee, payment for SARs may be made in cash or Stock, or in a combination thereof.

        8.4 TERM OF SAR. The term of an SAR under the Plan shall not exceed ten years.

        8.5 TERMINATION OF EMPLOYMENT. In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or any other reason, any SARs outstanding shall terminate in the same manner as specified for Options under Sections 7.8 and 7.9 herein.

        8.6 NON-TRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Further, all SARs granted to a Participant under the Plan shall be exercisable only by such Participant during his lifetime.

                                    SECTION 9
                                RESTRICTED STOCK

        9.1 GRANT OF RESTRICTED STOCK. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each Award of Restricted Stock shall be pursuant to an Agreement.

        9.2 RESTRICTIONS ON TRANSFERABILITY. Except as provided in Sections 9.6 and 9.7 hereof, or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement.

        9.3 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities law, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

        9.4 VOTING RIGHTS. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

        9.5 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

        9.6 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event that a Participant attains normal Retirement age under the Company's 401(k) Plan, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection
9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable. In the event that a Participant terminates his employment with the Company because of Early Retirement under the Company's 401(k) Plan, any shares of Restricted Stock still subject to restrictions shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion may waive the restrictions remaining on any or all shares of Restricted Stock or add such new restrictions to those shares of Restricted Stock as it deems appropriate.

        9.7 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event a Participant terminates his employment with the Company because of death or Disability during the Period of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Section 9.2 hereof shall terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the number of shares of Restricted Stock granted to such Participant multiplied by the number of full months which have elapsed since the date of grant divided by the maximum number of full months of the Period of Restriction. All remaining shares still subject to restrictions shall be forfeited and returned to the Company; provided, however, that the Committee in its sole discretion, may waive the restrictions remaining on any or all such remaining shares.

        9.8 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY, OR RETIREMENT. In the event that a Participant terminates his employment with the Company for any reason other than those set forth in Sections 9.6 and 9.7 hereof during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Company; provided, however, that, in the event of an involuntary termination of the employment of a Participant by the Company, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

                                   SECTION 10
                    PERFORMANCE SHARES AND PERFORMANCE UNITS

        10.1 GRANT OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Subject to the provisions of Sections 5 and 6, Performance Shares and Performance Units made to persons subject to Section 16 of the Exchange Act shall be based on performance goals established by the Committee prior to the start of a Performance Period of 12 months' duration or longer with respect to which such an Award is made. After the start of a Performance Period, the Committee may not increase the compensation payable under an Award that is otherwise due upon attainment of a performance goal. The committee shall certify that the performance goals have been achieved before payment of any such Award.

        10.2 VALUE OF PERFORMANCE SHARES AND PERFORMANCE UNITS. Each Performance Unit and each Performance Share shall have a value determined by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the ultimate value of the Performance Unit or Performance Share to the Participant.

        10.3 PERFORMANCE GOALS. Performance goals shall be established by the Committee as the Committee in its sole discretion deems appropriate, and may be based upon one or more of the following business criteria: (i) Company or Subsidiary EBITDA (earnings before interest, taxes, depreciation and amortization); (ii) Company or Subsidiary earnings or earnings per share; (iii) market prices of Stock; or (iv) division level operating income (operating income less general and administrative expenses and extraordinary expenses); and the Committee may, in its discretion, determine whether an Award will be paid under any one or more of such business criteria. In setting performance goals, such criteria may be measured against one or more of the following: (i) the prior year or years' performance of the Company, a Subsidiary or a division;
(ii) the performance of a broad based group of stocks with risk profiles similar to the Company's and; (iii) the performance of a peer group of two or more companies. Such performance goals may be (but need not be) different for each performance period. The Committee may set different (or the same) goals for different Participants and for different Awards, and performance goals may include standards for minimum attainment, target attainment, and maximum attainment. In all cases, however, performance goals shall include a minimum performance standard below which no part of the relevant Award will be earned. Each Performance Share shall have a value determined by the Committee at the time of grant.

        10.4 FORM AND TIMING OF PAYMENT. Payment shall be made in cash, Stock, or combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

        10.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, Disability, or Retirement, the holder of a Performance Share (or his beneficiary in the event of death) shall receive pro rata payment based on the number of months' service during the Performance Period but based on the achievement of performance goals during the entire Performance Period. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period.

        10.6 TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. In the event that a Participant terminates employment with the Company for any reason other than death, Disability or Retirement, all Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a pro rata basis as set forth in Section 10.4.

        10.7 NON-TRANSFERABILITY. No Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, until the termination of the applicable Performance Period. All rights with respect to Performance Shares granted to a Participant under the Plan shall be exercisable only by such Participant during his lifetime.

                                   SECTION 11
                            DISCOUNTED STOCK OPTIONS


        11.1 GRANT OF DISCOUNTED Stock Options. Subject to the provisions of Sections 5 and 6 of the Plan, Discounted Stock Options may be granted to Participants hereunder. Such Discounted Stock Options shall satisfy each of the requirements set forth in Section 7 hereof and the other provisions of this Plan which are applicable to Option Awards which are not intended to be Incentive Stock Options, except Section 7.3 of the Plan (which requires the exercise price of an Option to be not less than the Fair Market Value of the Stock covered by the Option).

        11.2 PRICING OF DISCOUNTED STOCK OPTIONS. The exercise price of a Discounted Stock Option shall be determined by the Committee and set forth in the stock option agreement with the Participant, but in no event shall such price be less than 85% of the Fair Market Value of the Stock covered by the Option on the date the Discounted Stock Option is granted.

                                   SECTION 12
                             BENEFICIARY DESIGNATION


        Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his or her estate.

                                   SECTION 13
                               RIGHTS OF EMPLOYEES


        13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        13.2 PARTICIPANT. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

                                   SECTION 14
                                CHANGE IN CONTROL

        14.1 IN GENERAL. In the event of a change in control of the Company as defined in Section 14.2 below, all Awards under the Plan shall vest 100%. All Performance Shares shall be paid out based upon the extent to which performance goals during the Performance Period have been met up to the date of the change in control, or at target, whichever is higher. Restrictions on Restricted Stock shall lapse. Options and SARs shall be immediately exercisable by the holder.

        14.2 DEFINITION. For purposes of the Plan, a "change in control" shall mean any of the following events:

                (a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner directly or indirectly of 30% or more of the outstanding Stock;

                (b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or a wholly-owned Subsidiary or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company, purchases shares pursuant to a tender offer or exchange offer to acquire any Stock of the Company, (or securities convertible into Stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the outstanding Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Stock);

                (c) the stockholders of the Company approve (a) any consolidation or merger of the Company in which the Company, or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company, is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

                (d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a 12 month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12 month period.

                                   SECTION 15
                AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

        15.1 AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Participant with respect to an Award theretofore granted without the Participant's consent or which, without the approval of the Company's stockholders, would:

                (a) except as expressly provided in this Plan, increase the total number of shares of Stock reserved for the purpose of the Plan;

                (b) decrease the option exercise price of any Option granted to an Employee (except Discounted Stock Options) to less than 100% of the Fair Market Value on the date of grant, or change the pricing terms of
        Section 7.3;

                (c) change the Participants eligible to participate in the Plan;

                (d) extend the maximum option period under Section 7.4 of the Plan; or

                (e) modify those terms of the Plan required by Section 162(m) of the Code to be approved by shareholders.

        15.2 EFFECT ON AWARDS. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section
15.1 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Options for previously granted Options (on a one for one or other basis), including previously granted Options having higher option exercise prices.

        15.3 BROAD AUTHORITY. Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

                                   SECTION 16
                                 TAX WITHHOLDING

        16.1 TAX WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.

        16.2 PAYMENT OF WITHHOLDING OBLIGATION. To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by
(i) using already owned shares; (ii) through a cashless transaction; or (iii) directing the Company to apply shares of stock to which the Participant is entitled as a result of the exercise of an option or the lapse of a Period of Restriction (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy such requirement.

        16.3 DISPOSITION OF SHARES. In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, or any like transfer) of any shares of Common Stock of the Company (to the extent such shares are deemed to be purchased pursuant to an Incentive Stock Option) acquired by such Participant within two years of the date of grant of the related option or within one year after the acquisition of such shares, the Participant will notify the secretary of the Company no later than 15 days from the date of such disposition of the date or dates and the number of shares disposed of by the Participant and the consideration received, if any, and, upon notification from the Company, promptly forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

                                   SECTION 17
                                 INDEMNIFICATION

        Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Article of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 18
                               REQUIREMENTS OF LAW

        18.1 REQUIREMENTS OF LAW. The grant of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        18.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   SECTION 19
                                     FUNDING

        Except in the case of Awards of Restricted Stock, the Plan shall be unfunded. The Company shall not be required to segregate any of its assets to assure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

                                REVOCABLE PROXY
                            ITLA CAPITAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 31, 2001

   The undersigned hereby appoints the Board of Directors of ITLA Capital Corporation ("ITLA Capital"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of ITLA Capital which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on July 31, 2001 at the Hyatt Regency La Jolla, 3777 La Jolla Village Drive, California, at 2:00 p.m. (California Time), and at any and all adjournments or postponements thereof, as follows:

    I. The election as directors of both nominees listed below

             [ ] FOR   [ ] FOR ONE BUT NOT BOTH   [ ] VOTE WITHHELD

INSTRUCTION: TO VOTE FOR BOTH NOMINEES, MARK "FOR." TO VOTE FOR ONE NOMINEE, BUT NOT BOTH NOMINEES, MARK "FOR ONE BUT NOT BOTH" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE BELOW FROM WHOM YOU WISH TO WITHHOLD YOUR VOTE. TO WITHHOLD YOUR VOTE FROM BOTH NOMINEES, MARK "VOTE WITHHELD."

                     SANDOR X. MAYUGA       ROBERT R. REED

    II. The approval of an amendment to ITLA Capital's 1995 Employee Stock Incentive Plan to increase the number of shares of common stock authorized for awards thereunder by 311,500 shares.
                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   III. The ratification of the appointment of Arthur Andersen LLP as independent auditors for ITLA Capital for the fiscal year ending December 31, 2001.

                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   In its discretion, the Board of Directors, as proxy for the shareholder, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY AND "FOR" THE OTHER PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS, AS PROXY FOR THE SHAREHOLDER, THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    This proxy may be revoked at any time before it is voted by: (i) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of ITLA Capital prior to the exercise of this proxy; (ii) filing with the Secretary of ITLA Capital at or before the Meeting a written notice of revocation bearing a later date than the proxy; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors as attorneys and proxies for the undersigned shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from ITLA Capital prior to the execution of this Proxy, of Notice of the Meeting, a related Proxy Statement and ITLA Capital's Annual Report to Shareholders for the fiscal year ended December 31, 2000.

                                                        Dated:
                                                        ------------------------

                                                        ------------------------
                                                             PRINT NAME OF
                                                              SHAREHOLDER

                                                        ------------------------
                                                        SIGNATURE OF SHAREHOLDER

                                                        Please sign exactly as
                                                        your name appears above
                                                        on this card. When
                                                        signing as attorney,
                                                        executor, administrator,
                                                        trustee or guardian,
                                                        please give your full
                                                        title. If shares are
                                                        held jointly, each
                                                        holder should sign.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE